                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                    745 SEVENTH AVENUE, NEW YORK NY 10019

                                 Transaction

Date:       30 October, 2006

To:         RALI Grantor Trust I-A2A, Series 2006-QO8
                          c/o Deutsche Bank Trust Company Americas, not
               individually but solely in
            its capacity as grantor trust Trustee
            1761 East St. Andrew Place,
            Santa Ana, California 92705-4934,
            Attention:  Trust Administration; RAL06QO8
            Facsimile: (714) 247-6470

From:       Lehman Brothers Special Financing Inc.
            Mandy Lee - Confirmations Group
            Facsimile:  (+1) 646-885-9551 (United States of America)
            Telephone:  212-526-9257

Ref. Numbers:     Effort ID: N1108835 / Global Deal ID: 2724515

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Dear Sir or Madam:

The purpose of this  communication is to set forth the terms and conditions of the  interest  rate  transaction  that has been entered into on the Trade Date referred  to  below  (the  "Transaction"),  between  Lehman  Brothers  Special
Financing Inc.  ("Party A") and Deutsche Bank Trust Company  Americas,  solely in its capacity as grantor  trust  trustee (the  "Grantor  Trust  Trustee") of
RALI Grantor  Trust I-A2A,  Series  2006-QO8,  a grantor  trust (the  "Grantor
Trust" or "Party B").  This  communication  constitutes  a  "Confirmation"  as referred to in the ISDA Form specified below.

This  Confirmation  is  subject  to and  incorporates  the  terms  of the 1992 version of the preprinted multicurrency  cross-border form of Master Agreement
(the  "ISDA  Form")  published  by the  International  Swaps  and  Derivatives
Association,  Inc.  ("ISDA"),  but  without  regard  to any  modifications  or elections  that the parties  may be  entitled  to make  pursuant to a Schedule except  as  provided  in  the  Additional  Provisions  paragraph  herein.  All provisions  contained in, or incorporated by reference to, the ISDA Form shall govern this  Confirmation  except as expressly  modified  below.  In addition, this  Confirmation  shall  itself  evidence a complete  and binding  agreement between you and us as to the terms and conditions of the  Transaction to which this Confirmation relates.

Party A and Party B each  represents  that  entering into the  Transaction  is authorized and does not violate any laws of its  jurisdiction  of organization or  residence  or the terms of any  agreement to which it is a party and that, upon due execution  and delivery of this  Confirmation,  it will  constitute a legally  valid and binding  obligation,  enforceable  against it in accordance with its terms, subject to applicable  principles of bankruptcy and creditors'
rights generally and to equitable principles of general application.

The  definitions  and  provisions  contained in the 2000 ISDA  Definitions  as published by the International  Swaps and Derivatives  Association,  Inc. (the
"Definitions")  are incorporated into this  Confirmation.  In the event of any inconsistency  between  the  Definitions  and the terms of this  Confirmation,
this   Confirmation   will  govern.   For  the  purpose  of  the  Definitions,
references  herein to a  "Transaction"  shall be deemed to be  references to a
"Swap  Transaction".  Capitalized  terms used herein not otherwise defined are given their meaning in the Prospectus  Supplement dated as of 30 October, 2006 among  Residential  Accredit Loans,  Inc., as Depositor,  Residential  Funding
Company,  LLC, as Seller and Master  Servicer,  RALI Series 2006-QO8 Trust, as
Issuing  Entity,  and RALI Grantor Trust I-A2A,  Series  2006-QO8,  as Grantor
Trust Issuing Entity (the "Prospectus Supplement").

The terms of the particular  Transaction to which this  communication  relates are as follows:

  General Terms:
     Trade Date:                       27 October, 2006
     Effective Date:                   31 October, 2006
     Termination Date:                 The earlier of (i) the Distribution  Date
                                       following  the date on which the  Current
                                       Principal   Balance  of  the   underlying
                                       Class I-A2AU  Certificates  from the RALI
                                       Series  2006-QO8  Trust (the  "Underlying
                                       Class I-A2AU  Certificates")  are reduced
                                       to zero, or (ii) 25 November, 2046.
     Principal Balance:                As   reported  on   Bloomberg   Financial
                                       Services,  Inc.  ("Bloomberg")  for  RALI
                                       2006-QO8 for the Underlying  Class I-A2AU
                                       Certificates,     by    entering    Cusip
                                       75115FAV2, <Mtge>, type "pdi4", <Go>. If
                                       Bloomberg  fails to publish the Principal
                                       Balance of the  Underlying  Class  I-A2AU
                                       Certificates for any Calculation  Period,
                                       the Principal  Balance of the  Underlying
                                       Class   I-A2AU   Certificates   shall  be
                                       provided  by the  Grantor  Trustee to the
                                       Calculation   Agent   pursuant   to   the
                                       Pooling and Servicing  Agreement dated as
                                       of 30 October,  2006 among  Deutsche Bank
                                       Trust  Company   Americas,   as  trustee,
                                       Residential  Funding  Company,   LLC,  as
                                       seller   and   master    servicer,    and
                                       Residential   Accredit  Loans,  Inc.,  as
                                       depositor (the "PSA").
     Notional Amount:                  USD    132,653,000    for   the   initial
                                       Calculation    Period,   and   for   each
                                       Calculation   Period   thereafter,    the
                                       Current    Principal   Balance   of   the
                                       Underlying Class I-A2AU Certificates.

  Floating Amounts I:
     Floating Amount I Payer:          Party B
     Floating Amount I Payer Payment   The  25th  calendar  day of  each  month,
     Dates:                            from and  including 25 November,  2006 to
                                       and  including  the   Termination   Date,
                                       subject to adjustment in accordance  with
                                       the  Modified   Following   Business  Day
                                       Convention.
     Floating Amount I:                The sum of (i) from interest  payments on
                                       the      Underlying      Class     I-A2AU
                                       Certificates,    accrued    and    unpaid
                                       interest  on  the  related  Cap  Deferred
                                       Interest  Amount  and (ii) to the  extent
                                       of principal  payments on the  underlying
                                       Class  I-A2AU  Certificates,  the related
                                       Cap Deferred Interest Amount.
     Floating Rate Day Count Fraction: Actual/360
     Reset Dates:                      The first day of each Calculation Period

  Floating Amounts II:
     Floating Amount II Payer:         Party A
     Floating Amount II Payer Period   The  25th  calendar  day of  each  month,
     End Dates:                        from and  including 25 November,  2006 to
                                       and  including  the   Termination   Date,
                                       subject to adjustment in accordance  with
                                       the  Modified   Following   Business  Day
                                       Convention.
     Early Payment:                    One  (1)  Business  Day  preceding   each
                                       Floating Rate Payer Period End Date.
     Floating Amount II:               The  amount,  if  any,  of  Net  Deferred
                                       Interest   allocated  to  the  Underlying
                                       Class I-A2AU Certificates.
     Floating Rate Day Count Fraction: Actual/360
     Reset Dates:                      The first day of each Calculation Period

  Business Days:                       New York

  Miscellaneous:
     Calculation Agent:                Party A
     Office:                           For the  purposes  of  this  Transaction,
                                       Party A is not a Multibranch  Party,  and
                                       Party B is not a Multibranch Party.
     Transfer:                         Notwithstanding  Section  7 of  the  ISDA
                                       Form,  Party A may  assign its rights and
                                       obligations  under this  Transaction,  in
                                       whole and not in part,  to any  Affiliate
                                       of Holdings  effective  upon  delivery to
                                       Party B of the guarantee by Holdings,  in
                                       favor of Party B, of the  obligations  of
                                       such Affiliate.
     Governing Law:                    The  laws  of  the   State  of  New  York
                                       (without   reference  to  choice  of  law
                                       doctrine).
     Credit Support Provider:          With respect to Party A, Lehman  Brothers
                                       Holdings Inc. ("Holdings").
     Termination Currency:             USD

   Additional Provisions:

      1.   Sections 5(a)(ii),  (iii),  (iv),  (v),  (vi),  and (vii)(2) of the
           ISDA Form will not apply to Party B.

      2.   The  "Automatic  Early  Termination"  provisions of Section 6(a) of the ISDA Form will not apply.

      3.   Payments on Early  Termination.  For the  purposes of Section  6(e)
           of the ISDA Form, Loss and Second Method will be used.

      4.   Representations.  Section 3 of the ISDA Form is hereby  amended  by adding the following additional subsections:

(a)   No Agency.  It is entering into this Transaction as principal.

(b)   Eligible   Contract   Participant.   It   is   an   "eligible   contract
               participant" as defined in the Commodity Futures  Modernization
               Act of 2000.

(c)   No Reliance.  In  connection  with the  negotiation,  entering  into and execution of this Transaction,  Party B acknowledges and agrees that:  (i) Party A is acting for its own  account  and not as a fiduciary  for, or financial or investment  advisor to, Party B
               (or in any  similar  capacity)  regardless  of whether  Party A provides  Party B with market  information  or its views;  (ii)
               Party  B  is  not  relying  upon  any  communications  (whether written  or oral)  from  Party A as  investment  advice or as a recommendation  to enter into this Transaction  (other than the representations  expressly  set  forth  in the ISDA  Form),  it being understood that  information and explanations  related to the  terms  and  conditions  of this  Transaction  shall not be considered  investment advice or a recommendation to enter into this  Transaction;  (iii) Party B has not received from Party A any  assurance or guarantee as to the expected  results of this
               Transaction and understands the risks of the Transaction;  (iv)
               Party B has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial,  and accounting  advisors to the  extent it has  deemed  necessary,  and it has made its own independent  investment,  hedging,  and trading decisions based upon its own  judgment  and upon any advice from such  advisors as it has deemed  necessary and not upon any view  expressed by
               Party  A; and (v)  Party B has  determined  based  upon its own
               judgment   and  upon   any   advice   received   from  its  own
               professional  advisors  as it has deemed  necessary  to consult that  entering into the  Transaction  is  appropriate  for such party in light of its financial capabilities and objectives.

             5.         Netting  of  Payments.  Subparagraph  (ii) of Section
           2(c)   of   the    ISDA    Form    will    not    apply    to   any
           Transaction between the parties hereto.

      6.   Waiver  of Trial By Jury.  Insofar  as is  permitted  by law,  each party  irrevocably  waives  any and all  rights to trial by jury in any legal  proceeding  in  connection  with this  Transaction,  and acknowledges  that this  waiver  is a  material  inducement  to the other party's entering into this Transaction.

      7.    Compliance  with  Regulation  AB.  Party A and Party B agree  that the terms of the Item 1115 Agreement  dated as of October 30, 2006
            (the  "Indemnification  Agreement"),   among  Residential  Funding
            Company,  LLC,  Residential Accredit Loans, Inc. and Party A shall be incorporated by reference into this  Confirmation so that Party
            B  shall  be  an   express   third   party   beneficiary   of  the
            Indemnification   Agreement.   A  copy   of  the   Indemnification
            Agreement is attached hereto as Exhibit A.

      8.    Limitation of  Liability.  It is expressly  understood  and agreed by the parties hereto that (a) this  Confirmation  is executed and delivered  by  Deutsche  Bank Trust  Company  Americas  ("Deutsche
            Bank"),  not individually or personally but solely as the Corridor trustee,  in the  exercise of the powers and  authority  conferred and  vested  in  it,  (b) the  representations,  undertakings  and agreements  herein  made on the  part of the  Trust  are  made and
            intended  not  as  personal   representations,   undertakings  and
            agreements  by  Deutsche  Bank but are made and  intended  for the purpose of binding only the Trust,  (c) nothing  herein  contained shall be  construed as creating  any  liability on Deutsche  Bank,
            individually  or  personally,   to  perform  any  covenant  either
            expressed or implied  contained  herein,  all such  liability,  if any, being expressly  waived by the parties who are signatories to this  Confirmation and by any person claiming by, through or under such parties and (d) under no  circumstances  shall  Deutsche Bank be  personally  liable  for the  payment  of any  indebtedness  or expenses  of the Trust or be liable  for the  breach or failure of any  obligation,  representation,  warranty  or  covenant  made or undertaken by the Trust under this Confirmation.

      9.    Non-Petition.   Lehman  Brothers  Special  Financing  Inc.  hereby
            irrevocably and unconditionally  agrees that it will not institute against,  or join any other  person in  instituting  against,  the
            Party B, any bankruptcy, reorganization,  arrangement, insolvency, or similar  proceeding under the laws of the United States, or any
            other   jurisdiction   until  one  year  and  one  day  after  the
            termination of this Trust.

      10.   Severability.  If any term,  provision,  covenant, or condition of this  Confirmation,  or the  application  thereof  to any party or circumstance,  shall be held to be  invalid or  unenforceable  (in
            whole  or  in  part)  for  any  reason,   the   remaining   terms,
            provisions,  covenants,  and  conditions  hereof shall continue in full force and effect as if this  Confirmation  had been  executed with the invalid or unenforceable  portion eliminated,  so long as this  Confirmation  as so modified  continues to express,  without material change, the original  intentions of the parties as to the subject  matter  of this  Confirmation  and the  deletion  of such portion of this  Confirmation  will not  substantially  impair the respective benefits or expectations of the parties.

Account for Payment to
Party A in USD:                     JPMorgan Chase Bank, New York
                                    ABA # 021000021
                                    A/C of Lehman Brothers  Special  Financing
                                    Inc.
                                    A/C # 066-143543

Account for Payment to
Party B in USD:                     Deutsche Bank Trust Company Americas
                                    ABA# 021001033
                                    Account# 01419663
                                    Account Name: NYLTD Funds Control/Stars
                              West
                                    Ref: RALI 2006-QO8 I-A2A Cap

Please   confirm  your   agreement   with  the  foregoing  by  executing  this
Confirmation  and  returning  such  Confirmation,  in its  entirety,  to us at
facsimile  number   646-885-9551   (United  States  of  America),   Attention:
Documentation.

Yours sincerely,                     Accepted and agreed to:

Lehman Brothers Special Financing    RALI Grantor Trust I-A2A, Series 2006-QO8
Inc.                                 By:  Deutsche Bank Trust Company Americas
                                     not in its individual  capacity but solely
                                     as Grantor Trust Trustee

By:   /s/ Anatoly Koslov             By:  /s/ Melissa Wilman
Name:  Anatoly Koslov                Name:  Melissa Wilman
Title:  Authorized Signatory         Title:  Vice President